EXECUTION COPY






                             Stockholders Agreement



                                  BY AND AMONG



                       BROOKDALE LIVING COMMUNITIES, INC.



                                       AND



                            SIGNATORIES LISTED HEREIN












                     --------------------------------------

                            Dated as of May 14, 1999

                     --------------------------------------

                                TABLE OF CONTENTS

                                                                           Page

Article 1             DEFINITIONS.............................................1

     Section 1.1      Definitions.............................................1

Article 2             MANAGEMENT OF THE COMPANY AND CERTAIN ACTIVITIES........3

     Section 2.1      Board of Directors......................................3

           2.1.1      Board Representation....................................3

           2.1.2      Vacancies...............................................4

           2.1.3      Termination of Rights...................................4

           2.1.4      Committee Representation................................5

           2.1.5      Costs and Expenses......................................5

           2.1.6      Other Activities of the Holders; Fiduciary Duties.......5

Article 3             HEALTH PARTNERS STANDSTILL..............................5

     Section 3.1      Health Partners Standstill..............................5

Article 4             TRANSFEREES BOUND.......................................7

     Section 4.1      Transferees Bound.......................................7

Article 5             TERMINATION.............................................7

     Section 5.1      Termination.............................................7

Article 6             MISCELLANEOUS...........................................7

     Section 6.1      Notices.................................................7

     Section 6.2      Ownership by Prime......................................8

     Section 6.3      Governing Law...........................................8

     Section 6.4      Successors and Assigns..................................9

     Section 6.5      Duplicate Originals.....................................9

     Section 6.6      Severability............................................9

     Section 6.7      No Waivers; Amendments..................................9

     Section 6.8      Entire Agreement........................................9

                             STOCKHOLDERS AGREEMENT
                             ----------------------


        THIS STOCKHOLDERS AGREEMENT (this "Stockholders Agreement") dated as of May 14, 1999, is entered into by and among Brookdale Living Communities, Inc., a Delaware corporation (including its successors, the "Company"), and the securityholders listed on the signature pages hereof, or who may execute counterpart signature pages hereto following the date hereof in accordance with
Section 4.1 hereto.

        In consideration of the premises, mutual covenants and agreements hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    Article 1

                                   DEFINITIONS
                                   -----------

         Section 1.1    Definitions.
                        ------------

                      "Affiliate"  means, with respect to any Person, any Person who, directly or indirectly, controls, is controlled by or is under common control with that Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                      "Beneficially   Own"  or  "Beneficial   Ownership"   means
              beneficial ownership determined in accordance with Rule 13d-3 promulgated under the Exchange Act.

                      "Common Stock" means shares of the Common Stock,  $.01 par value per share, of the Company, and any capital stock into which such Common Stock thereafter may be changed.

                      "Common Stock Equivalents" means, without duplication with any other Common Stock or Common Stock Equivalents, any security of the Company which is convertible into, exercisable for or exchangeable for, directly or indirectly, Common Stock of the Company, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

                      "Company"   shall  have  the   meaning   provided  in  the
              introductory paragraph hereof.

                      "Controlled  Affiliate" means, with respect to any Person, any Affiliate of such Person who, directly or indirectly, is controlled by such Person; provided, however, that the term "Controlled Affiliate" with respect to the Ultimate General Partner shall not include any entity with respect to which, as of the time of such determination, the Ultimate General Partner does not have the direct or indirect power (whether through ownership of a majority of the voting securities of such entity or by contract or otherwise) to elect a majority of the members of the board of directors (or equivalent governing body) of such entity.

                      "Fully-Diluted  Common Stock" means, at any time, the then outstanding Common Stock of the Company plus (without duplication) all shares of Common Stock issuable, whether at such time or upon the passage of time or the occurrence of future events, upon the conversion or exchange of all then outstanding Common Stock Equivalents.

                      "Health Partners" means Health Partners, a Bermuda limited partnership.

                      "Health Partners Designee" shall have the meaning provided in Section 2.1.1(a) hereof.

                      "Health  Partners  Holders"  means,  collectively,  Health
              Partners and any Affiliates or direct or indirect partners of Health Partners who own any Common Stock or Common Stock Equivalents or any interest therein.

                      "Holder"  means  (i)  any  securityholder  listed  on  the signature  pages  hereof  as of  the  date  of  this  Stockholders
              Agreement and (ii) any direct or indirect transferee of any such Person who shall become a party to this Stockholders Agreement in accordance with Section 4.1 hereof.

                      "Majority  Health Partners  Holders" means Health Partners
              Holders owning Common Stock and/or Common Stock Equivalents representing a majority of the Fully-Diluted Common Stock then owned by all Health Partners Holders.

                      "Majority Prime Holders" means Prime Holders owning Common
              Stock and/or Common Stock Equivalents representing a majority of the Fully-Diluted Common Stock then owned by all Prime Holders.

                      "Notes" means the 5 1/2%  Convertible  Subordinated  Notes due 2009 of the Company.

                      "Person" or "person"  means any  individual,  corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

                      "Prime" means The Prime Group, Inc.

                      "Prime  Holders"  means,   collectively,   Prime  and  any
              Affiliates of Prime who own any Common Stock or Common Stock Equivalents or any interest therein.

                      "SEC" means the U. S. Securities and Exchange Commission.

                      "Securities  Act"  means the  Securities  Act of 1933,  as amended, and the rules and regulations promulgated by the SEC thereunder.

                      "Standstill  Limit"  shall have the  meaning  provided  in
              Section 3.1(a) hereof.

                      "Stockholders    Agreement"   means   this    Stockholders
              Agreement, as such from time to time may be amended.

                      "Ultimate General Partner" shall have the meaning provided in Section 3.1(a) hereof.

         Section 1.2 Rules of Construction. Unless the context otherwise requires

                        (1)   a term has the meaning assigned to it;

                        (2)   "or" is not exclusive;

                        (3) words in the singular include the plural, and words in the plural include the singular;

                        (4)   provisions   apply  to   successive   events   and
                   transactions; and

                        (5) "herein," "hereof" and other words of similar import refer to this Stockholders Agreement as a whole and not to any particular Article, Section or other subdivision.

                                    Article 2

                MANAGEMENT OF THE COMPANY AND CERTAIN ACTIVITIES
                ------------------------------------------------

         Section 2.1    Board of Directors.
                        -------------------

               2.1.1    Board Representation.
                        ---------------------

               (a) During the term of this Stockholders Agreement, the Board of Directors of the Company shall consist of no more than nine (9) individuals. Subject to Section 2.1.3 hereof, the Majority Health Partners Holders will be entitled to designate two (2) directors (each a "Health Partners Designee"). One Health Partners Designee shall be a member of Class I of the Board of Directors of the Company (with the term of such director expiring at the annual meeting of the Company's stockholders to be held in 2001), and the second Health Partners Designee shall be a member of Class II of the Board of Directors of the Company (with the term of such director commencing at the first meeting of the Board of Directors of the Company following the annual meeting of the Company's stockholders to be held in May 1999 and expiring at the annual meeting of the Company's stockholders to be held in 2002). The Board of Directors of the

Company has taken (or will take) all necessary action to ensure that, concurrently with the execution and delivery of this Stockholders Agreement, a Health Partners Designee is being elected to the Board of Directors of the Company, as a member of Class I of the Board of Directors of the Company as provided in the immediately preceding sentence, and that at the first meeting of the Board of Directors of the Company following the 1999 annual meeting of the Company's stockholders, a Health Partners Designee shall be elected to the Board of Directors of the Company, as a member of Class II of the Board Directors of the Company as provided in the immediately preceding sentence. The existence of the right, pursuant to this Section 2.1.1(a), on the part of the Majority Health Partners Holders to designate certain directors will in no way limit or impair the right of the Majority Health Partners Holders to vote their shares of capital stock of the Company as they see fit with respect to the election of persons to fill seats on the Board of Directors other than the seats filled as a result of the designation rights under this Section 2.1.1(a).

               (b) The Company, from time to time at each appropriate time, will cause each of the persons theretofore serving as Health Partners Designees (or other persons designated by the Majority Health Partners Holders as new Health Partners Designees in replacement of such persons) to be nominated and recommended by the Board of Directors of the Company for reelection to the Board of Directors of the Company by the stockholders of the Company upon any expiration of their respective terms of office. Each Holder shall vote his or its shares of Common Stock at any regular or special meeting of stockholders of the Company or in any written consent executed in lieu of such a meeting of stockholders and shall take all other lawful actions necessary to give effect to the agreements contained in this Stockholders Agreement (including without limitation the election of the Health Partners Designees as described in this
Section 2.1.1) and to attempt to ensure that the certificate of incorporation and bylaws of the Company do not, at any time hereafter during the term of this Stockholders Agreement, conflict in any respect with the provisions of this Stockholders Agreement.

               2.1.2 Vacancies. If, prior to his election to the Board of Directors of the Company pursuant to Section 2.1.1 hereof, any Health Partners Designee shall be unable or unwilling to serve as a director of the Company, then the Majority Health Partners Holders shall be entitled to designate a replacement Health Partners Designee. If, following an election to the Board of Directors of the Company pursuant to Section 2.1.1 hereof, any Health Partners Designee shall resign or be removed or be unable to serve for any reason prior to the expiration of his term as a director of the Company, then the Majority Health Partners Holders shall, within thirty (30) days of such event, notify the Board of Directors of the Company in writing of a replacement Health Partners Designee, and the Board of Directors shall elect such replacement Health Partners Designee to fill the unexpired term of the designee who such new Health Partners Designee is replacing. If the Majority Health Partners Holders request that any Health Partners Designee be removed as a director (with or without cause) by written notice thereof to the Company, then each of the Holders shall vote all of its or his capital stock in favor of such removal upon such request.

               2.1.3 Termination of Rights. The right of the Health Partners Holders to designate directors under Section 2.1.1, and the obligation of the Holders to vote their shares as provided herein with respect to such designees, shall terminate upon the first to occur of (i) the termination or expiration of this Stockholders Agreement, (ii) such time as the Majority Health Partners Holders elect in writing to terminate their rights under this Section 2.1, or (iii) such time as the Health Partners Holders collectively cease to Beneficially Own at least five percent (5%) of the Fully-Diluted Common Stock. In addition, prior to the time that the right of the Majority Health Partners Holders to designate directors is terminated in accordance with the provisions of the immediately preceding sentence, the number of directors that the Majority Health Partners Holders are entitled to designate will be decreased from two (2) directors to one (1) director from and following the time that the Health Partners Holders collectively cease to Beneficially Own at least ten percent (10%) of the Fully-Diluted Common Stock.

               2.1.4 Committee Representation. So long as the Health Partners Holders are entitled to designate any director under Section 2.1.1, at least one
(1) of the Health Partners Designees shall be permitted to serve on each committee of the Board of Directors of the Company (provided that, if such committee has eligibility requirements that are imposed by a Person other than the Company, such as independence requirements for the Independent Committee, such designee meets those requirements).

               2.1.5 Costs and Expenses. The Company will, consistent with the Company's policies and practices, pay all reasonable out-of-pocket expenses incurred by in connection with the participation by directors in meetings of the Board of Directors (and committees thereof) of the Company. The Health Partners Designees will not be entitled to receive any fees or other remuneration (except for the expense reimbursements described in the immediately preceding sentence) for their service on the Board of Directors of the Company or any committees thereof.

               2.1.6 Other Activities of the Holders; Fiduciary Duties. It is understood and accepted that the Holders and their Affiliates have interests in other business ventures which may be in conflict with the activities of the Company and its Subsidiaries and that, subject to applicable law, nothing in this Stockholders Agreement shall limit the current or future business activities of the Holders whether or not such activities are competitive with those of the Company and its Subsidiaries. Nothing in this Stockholders
Agreement, express or implied, shall relieve any officer or director of the Company or any of its Subsidiaries, or any Holder, of any fiduciary or other duties or obligations they may have to the Company's stockholders.

                                    Article 3

                           HEALTH PARTNERS STANDSTILL
                           --------------------------

         Section 3.1    Health Partners Standstill.

               (a) For a period commencing upon the date of this Stockholders Agreement and ending on the date that is three (3) years following the date of this Stockholders Agreement, neither Health Partners nor Capital Z Partners, Ltd., the ultimate general partner of Health Partners (the "Ultimate General Partner"), shall (nor shall the Ultimate General Partner permit any of its Controlled Affiliates to), without the prior affirmative vote or written consent of a majority of the directors of the Company (without counting as a director for such purpose any director designated by the Health Partners Holders or any of their Affiliates), directly or indirectly, (i) purchase or otherwise acquire Beneficial Ownership of additional Common Stock or Common Stock Equivalents, if the effect of such acquisition would be to increase the aggregate number of shares of Common Stock and/or Common Stock Equivalents then Beneficially Owned by Health Partners and the Ultimate General Partner and its Controlled Affiliates (including, without limitation, Common Stock into which the Notes are convertible) to an amount in excess of 49.9% of the total Fully-Diluted Common Stock (the "Standstill Limit"), (ii) alone, or acting in concert with any other Person, make any tender offer for the acquisition of additional Common Stock or Common Stock Equivalents or (iii) seek to challenge the legality of this Section 3.1(a). Notwithstanding the foregoing, (A) the provisions of clause (i) of the immediately preceding sentence shall not apply to any acquisition from any Prime Holder or any acquisition of Common Stock pursuant to conversion of any Notes, and (B) for the purposes of calculating the number of shares of Common Stock and/or Common Stock Equivalents Beneficially Owned by Health Partners and the Ultimate General Partner and its Controlled Affiliates, there shall be excluded from such calculation any shares owned by any insurance company or other institution which is a Controlled Affiliate of the Ultimate General Partner as part of such Controlled Affiliate's investment portfolio (and not owned for the purpose of affecting control of the Company).

               (b) The provisions of this Section 3.1 shall terminate prior to expiration, and Health Partners or the Ultimate General Partner and its Controlled Affiliates shall be free to acquire Common Stock and/or Common Stock Equivalents without regard to the Standstill Limit and to take other actions described in clause (ii) of the initial sentence of Section 3.1(a) hereof, at and following the earliest time that (A) any Person other than Health Partners, the Ultimate General Partner or any of its Controlled Affiliates or any Prime Holder (and other than any Person acting in concert with Health Partners or the Ultimate General Partner or any of its Controlled Affiliates) acquires Beneficial Ownership of Common Stock and/or Common Stock Equivalents representing, together with any Common Stock and/or Common Stock Equivalents already Beneficially Owned by such Person and its Affiliates, at least 20% of the total Fully-Diluted Common Stock, (B) any Person other than Health Partners, the Ultimate General Partner or any of its Controlled Affiliates or any Prime Holder (and other than any Person acting in concert with Health Partners or the Ultimate General Partner or any of its Controlled Affiliates) notifies in writing the Company or its Board of Directors or publicly announces that it has acquired or has offered to acquire (including but not limited to any offer to acquire by means of a tender offer) beneficial ownership (as determined in accordance with Rule 13d-3 promulgated under the Exchange Act) of Common Stock and/or Common Stock Equivalents representing, together with any Common Stock and/or Common Stock Equivalents already beneficially owned (as determined in accordance with Rule 13d-3 promulgated under the Exchange Act) by such Person and its Affiliates, at least 20% of the total Fully-Diluted Common Stock or (C) any Person commences (or publicly announces its intention to commence) a proxy contest pursuant to which such Person seeks to defeat or otherwise challenge the election of any Health Partners Designee to the Board of Directors of the Company.

                                    Article 4

                                TRANSFEREES BOUND
                                -----------------

         Section 4.1 Transferees Bound. Other than (i) transfers by any Prime Holder (or any Holder that is a direct or indirect transferee of any Prime Holder) to a Person other than a Prime Holder occurring on or after the third anniversary of the date of this Stockholders Agreement, (ii) transfers to the public pursuant to an effective Registration Statement, (iii) sales to the public pursuant to Rule 144 promulgated under the Securities Act or (iv) transfers to Blackacre Bridge Capital LLC (with respect to 12,500 shares of Common Stock that it has certain rights to acquire) and Daryl W. Copeland, Jr. (with respect to 125,000 shares of Common Stock that he has certain rights to acquire), each Holder will cause any proposed transferee of any Common Stock or Common Stock Equivalent or any interest therein held by him or it to agree to take and hold such Common Stock or Common Stock Equivalent subject to the provisions and upon the conditions specified in this Stockholders Agreement and to become a party to this Stockholders Agreement by executing a counterpart signature page hereto. Notwithstanding the foregoing, no Holder that is a direct or indirect transferee of a Prime Holder (and that is not, itself, a Prime Holder) will be bound by any provision of this Stockholders Agreement following the third anniversary of the date of this Stockholders Agreement (and such Person thereafter shall not be deemed to be a Holder).

                                    Article 5

                                   TERMINATION
                                   -----------

         Section 5.1 Termination. The provisions of this Stockholders Agreement shall terminate on the date that is 10 years following the date of this Stockholders Agreement; provided, however, that certain provisions of this Stockholders Agreement may terminate earlier in accordance with their express terms.

                                    Article 6

                                  MISCELLANEOUS
                                  -------------

         Section 6.1 Notices. Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier, by registered or certified mail, postage prepaid, return receipt requested, or by overnight courier, addressed as follows (or at such other address as may be substituted by notice given as herein provided):

         If to the Company:

                  Brookdale Living Communities, Inc.
                  77 West Wacker Drive, Suite 4400
                  Chicago, Illinois  60601
                  Attention:  Mark J. Schulte
                  Fax:  (312) 977-3699

         with copies to (which shall not constitute notice):

                  Brookdale Living Communities, Inc.
                  77 West Wacker Drive, Suite 4400
                  Chicago, Illinois  60601
                  Attention:  Robert J. Rudnik, Esq.
                  Fax:  (312) 977-3769

                  and

                  Winston & Strawn
                  35 West Wacker Drive
                  Chicago, Illinois  60601
                  Attention:  Wayne D. Boberg, Esq.
                  Fax:  (312) 558-5700

         If to any Holder, at its address listed on the signature pages hereof.

         Any notice or communication hereunder shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied; five (5) calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee); and one (1) business day after delivery to a reputable overnight courier service guaranteeing next business day delivery.

         Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

         Section 6.2 Ownership by Prime. Prime and the Affiliates of Prime that are executing and delivering signature pages to this Stockholders Agreement hereby represent and warrant that such Affiliates of Prime are the only Affiliates of Prime who own any Common Stock as of the date hereof.

         Section 6.3 Governing Law. THIS STOCKHOLDERS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

         Section 6.4 Successors and Assigns. This Stockholders Agreement shall be binding upon the Company, each Holder, and their respective successors and permitted assigns.

         Section 6.5 Duplicate Originals. All parties may sign any number of copies of this Stockholders Agreement. Each signed copy shall be an original, but all of them together shall represent the same agreement.

         Section 6.6 Severability. In case any provision in this Stockholders Agreement shall be held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions shall not in any way be affected or impaired thereby

         Section 6.7    No Waivers; Amendments.
                        -----------------------

               6.7.1 No failure or delay on the part of the Company or any Holder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or any Holder at law or in equity or otherwise.

               6.7.2 Any provision of this Stockholders Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company, the Holders holding at least a majority of the Fully-Diluted Common Stock held by all Holders, the Majority Health Partners Holders and the Majority Prime Holders.


         Section 6.8 Entire Agreement. This Stockholders Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings with respect to such subject matter.



                            [Signature pages follow]

                         BROOKDALE LIVING COMMUNITIES, INC.


                         By:  /s/ Darryl W. Copeland, Jr.
                              ---------------------------
                         Name:  Darryl W. Copeland, Jr.
                         Title:  Executive Vice President

                         THE PRIME GROUP, INC.


                         By:  /s/ Robert J. Rudnik
                              --------------------
                         Name:  Robert J. Rudnik
                         Title:  Executive Vice President

                         Address:

                         77 West Wacker Drive, Suite 4200
                         Chicago, Illinois 60601
                         Attention: Michael W. Reschke
                         Fax: (312) 917-1511

                         With copies to:

                         Robert J. Rudnik, Esq.
                         77 West Wacker Drive, Suite 4200
                         Chicago, Illinois 60601
                         Fax: (312) 917-8442

                         and

                         Winston & Strawn
                         35 West Wacker Drive
                         Chicago, Illinois  60601
                         Attention:  Wayne D. Boberg, Esq.
                         Fax:   (312) 558-5700

                         PRIME GROUP II, L.P.

                         By:  PGLP, Inc., Managing General Partner



                              By:  /s/ Robert J. Rudnik
                                   --------------------
                              Name:  Robert J. Rudnik
                              Title:  Vice President

                         Address:

                         c/o The Prime Group, Inc.
                         77 West Wacker Drive, Suite 4200
                         Chicago, Illinois 60601
                         Attention: Michael W. Reschke
                         Fax: (312) 917-1511

                         With copies to:

                         Robert J. Rudnik, Esq.
                         77 West Wacker Drive, Suite 4200
                         Chicago, Illinois 60601
                         Fax: (312) 917-8442

                         and

                         Winston & Strawn
                         35 West Wacker Drive
                         Chicago, Illinois  60601
                         Attention:  Wayne D. Boberg, Esq.
                         Fax:   (312) 558-5700

                         PRIME GROUP III, L.P.

                         By:  PGLP, Inc.,
                              Managing General Partner



                              By:  /s/ Robert J. Rudnik
                                   ---------------------
                              Name:  Robert J. Rudnik
                              Title:  Vice President

                         Address:

                         c/o The Prime Group, Inc.
                         77 West Wacker Drive, Suite 4200
                         Chicago, Illinois 60601
                         Attention: Michael W. Reschke
                         Fax: (312) 917-1511

                         With copies to:

                         Robert J. Rudnik, Esq.
                         77 West Wacker Drive, Suite 4200
                         Chicago, Illinois 60601
                         Fax: (312) 917-8442

                         and

                         Winston & Strawn
                         35 West Wacker Drive
                         Chicago, Illinois  60601
                         Attention:  Wayne D. Boberg, Esq.
                         Fax:   (312) 558-5700

                         PRIME GROUP VI, L.P.

                         By:  PGLP, Inc.,
                              Managing General Partner


                              By:  /s/ Robert J. Rudnik
                                   ---------------------
                              Name:  Robert J. Rudnik
                              Title:  Vice President

                         Address:

                         c/o The Prime Group, Inc.
                         77 West Wacker Drive, Suite 4200
                         Chicago, Illinois 60601
                         Attention: Michael W. Reschke
                         Fax: (312) 917-1511

                         With copies to:

                         Robert J. Rudnik, Esq.
                         77 West Wacker Drive, Suite 4200
                         Chicago, Illinois 60601
                         Fax: (312) 917-8442

                         and

                         Winston & Strawn
                         35 West Wacker Drive
                         Chicago, Illinois  60601
                         Attention:  Wayne D. Boberg, Esq.
                         Fax:   (312) 558-5700

                         PRIME GROUP LIMITED PARTNERSHIP



                         By:  /s/ Michael W. Reschke
                              ----------------------
                              Michael W. Reschke
                              Managing General Partner

                         Address:

                         c/o The Prime Group, Inc.
                         77 West Wacker Drive, Suite 4200
                         Chicago, Illinois 60601
                         Attention: Michael W. Reschke
                         Fax: (312) 917-1511

                         With copies to:

                         Robert J. Rudnik, Esq.
                         77 West Wacker Drive, Suite 4200
                         Chicago, Illinois 60601
                         Fax: (312) 917-8442

                         and

                         Winston & Strawn
                         35 West Wacker Drive
                         Chicago, Illinois  60601
                         Attention:  Wayne D. Boberg, Esq.
                         Fax:   (312) 558-5700

                         HEALTH PARTNERS

                         By:  Capital Z Financial Services Fund II, L.P.,
                                its general partner

                              By:  Capital Z Partners, L.P., its general partner

                                   By:  Capital Z Partners, Ltd.,
                                          its general partner



                                             By:  /s/ Paul H. Warren
                                                  -------------------
                                                  Paul H. Warren
                                                  Senior Vice President

                         Address:

                         One Chase Manhattan Plaza, 44th Floor
                         New York, New York 10005
                         Attention: David A. Spuria, Esq.
                         Fax: (212) 898-8720

                         With a copy to:

                         Weil, Gotshal & Manges LLP
                         767 Fifth Avenue
                         New York, New York  10153
                         Attention:  Thomas A. Roberts
                         Fax:   (212) 310-6717